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                      JOHN HANCOCK VARIABLE SERIES TRUST I



                  SUPPLEMENT DATED AUGUST 24, 1999
                 TO PROSPECTUSES DATED MAY 3, 1999

The above-captioned prospectuses (the "Prospectuses") are hereby amended and supplemented as follows:

1. THE SECTIONS ENTITLED "GOAL AND STRATEGY", "SUBADVISER" AND "MAIN RISKS" FOR THE EMERGING MARKETS EQUITY FUND (WHICH APPEAR ON PAGES 38 AND 39 OF THE PROSPECTUS) ARE REVISED TO READ AS FOLLOWS:

GOAL AND STRATEGY

This is an emerging markets stock fund that seeks long-term growth in capital.

The Fund invests primarily in the stocks of companies in countries having economies or markets generally considered by the World Bank or United Nations to be emerging or developing.

In making country allocation decisions, the manager analyzes the global environment and selects countries with:

* Improving macroeconomic, political and social trends, and

* attractive valuation levels.

The manager selects stocks using fundamental proprietary research to identify companies:

* Having strong earnings growth potential,

* selling below their intrinsic value, and

* having shareholder-focused management, dominant products, and well established distribution channels.

The Fund normally invests:

* in at least 15 emerging markets countries, and

* no more than 30% of its assets in any single country.

The Fund normally invests in 100 to 250 stocks in 20 to 25 countries. The Fund normally has 10% or less of its assets in cash and cash equivalents.

The Fund may purchase other types of securities, for example: American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Depository Receipts (EDRs), high quality short-term debt securities, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures - such as holding unusually large amounts of cash and cash equivalents - that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

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SUBADVISER

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
1221 Avenue of the
Americas New York, New York, 10020

Managing since 1975
Managed over $160 billion in assets at the end of 1998

FUND MANAGERS

ROBERT L. MEYER, CFA
--------------------
Managing Director of subadviser
Joined subadviser in 1989

ANDY SKOV
---------
Principal of subadviser
Joined subadviser in 1994

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MAIN RISKS

The following risks are major factors in the Fund's performance:

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, since the Fund invests primarily in emerging market countries, it will have a significantly higher degree of foreign risk than funds that invest primarily in developed or newly- industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

The following risk is not considered a major factor in the Fund's performance because the Fund would not normally commit a large portion of its assets to the investments involved. However, the risk is of such a nature that it could significantly affect the Fund's performance, even if the investments are held in relatively small amounts:

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct equity investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

                  -------------------------------------

The following risk is considered significant because of its potential impact on the Fund's performance:

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high.
 The Fund's turnover rate could be greater than 100% due to the relatively high volatility associated with investing in emerging markets.

2. THE REFERENCE TO "MONTGOMERY ASSET MANAGEMENT, LLC" APPEARING ON PAGE 54 OF THE PROSPECTUSES IS REVISED TO READ AS FOLLOWS: "MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC."

3. THE EMERGING MARKETS EQUITY COMPOSITE APPEARING ON PAGE 57 OF THE PROSPECTUSES IS REVISED TO READ AS FOLLOWS:


EMERGING MARKETS EQUITY COMPOSITE (Corresponding to Emerging Markets Equity
Fund)
The Emerging Markets Equity Composite is an asset-weighted composite of all fully discretionary accounts (excluding the Emerging Markets Equity Fund and all other separately managed accounts) managed using a substantially similar investment strategy . As of December 31, 1998, the composite included 11 accounts with total assets of $3 billion.

      Year-by-year total returns -- calendar years

      [BAR GRAPH APPEARS HERE]

      BEST QUARTER: up 19.21%, second quarter 1994
      WORST QUARTER: down 23.58%, second quarter 1998

      Average annual total returns -- for periods ending 12/31/98

                            COMPOSITE     INDEX
1 year                      -21.69%       -25.34%
3 years                      -5.41%       -11.21%
5 years                      -4.95%       - 9.27%

    INDEX: MSCI Emerging Markets Free Index

    * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

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